                                                                    EXHIBIT 4(c)

                             THE ALPINE GROUP, INC.
                                  (as Obligor)

                                       and

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                  (as Trustee)

         $10,000,000 6% Junior Subordinated Notes due December 31, 2010

                                    Indenture

                           Dated as of August 4, 2003

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                                TABLE OF CONTENTS

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                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01     Definitions...................................................................................1

Section 1.02     Officers' Certificates and Opinions...........................................................8

Section 1.03     Form of Documents Delivered to Trustee........................................................8

Section 1.04     Acts of Holders...............................................................................9

Section 1.05     Notices, Etc., to Trustee and Obligor........................................................10

Section 1.06     Notice to Holders; Waiver....................................................................10

Section 1.07     Conflict with Trust Indenture Act............................................................10

Section 1.08     Effect of Headings and Table of Contents.....................................................10

Section 1.09     Successors and Assigns.......................................................................11

Section 1.10     Separability Clause..........................................................................11

Section 1.11     Benefits of Indenture........................................................................11

Section 1.12     Governing Law................................................................................11

Section 1.13     Counterparts.................................................................................11

Section 1.14     Legal Holidays...............................................................................11

                                   ARTICLE II
                                    THE NOTES

Section 2.01     Form and Dating..............................................................................11

Section 2.02     Execution and Authentication; Aggregate Principal Amount.....................................12

Section 2.03     Temporary Notes..............................................................................12

Section 2.04     Registration, Transfer and Exchange..........................................................13

Section 2.05     Mutilated, Destroyed, Lost and Stolen Notes..................................................13

Section 2.06     Payment of Interest; Interest Rights Preserved...............................................14

Section 2.07     Persons Deemed Owners........................................................................15

Section 2.08     Cancellation.................................................................................15

Section 2.09     Computation of Interest......................................................................15

Section 2.10     CUSIP Numbers................................................................................15
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                                TABLE OF CONTENTS
                                   (continued)

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                                   ARTICLE III
                           SATISFACTION AND DISCHARGE

Section 3.01     Satisfaction and Discharge of Indenture......................................................16

Section 3.02     Defeasance and Discharge of Covenants upon Deposit of Moneys, U.S. Government Obligations....17

Section 3.03     Application of Trust Money...................................................................18

Section 3.04     Paying Agent to Repay Moneys Held............................................................18

Section 3.05     Return of Unclaimed Amounts..................................................................19

                                   ARTICLE IV
                                    REMEDIES

Section 4.01     Events of Default............................................................................19

Section 4.02     Acceleration of Maturity; Rescission and Annulment...........................................20

Section 4.03     Collection of Indebtedness and Suits for Enforcement.........................................21

Section 4.04     Trustee May File Proofs of Claim.............................................................22

Section 4.05     Trustee May Enforce Claims Without Possession of Notes.......................................22

Section 4.06     Application of Money Collected...............................................................23

Section 4.07     Limitation on Suits..........................................................................23

Section 4.08     Unconditional Right of Holders to Receive Payment of Principal, Premium and Interest.........23

Section 4.09     Restoration of Rights and Remedies...........................................................24

Section 4.10     Rights and Remedies Cumulative...............................................................24

Section 4.11     Delay or Omission Not Waiver.................................................................24

Section 4.12     Control by Holders...........................................................................24

Section 4.13     Waiver of Past Defaults......................................................................24

Section 4.14     Undertaking for Costs........................................................................25

Section 4.15     Waiver of Stay or Extension Laws.............................................................25

                                    ARTICLE V
                                   THE TRUSTEE

Section 5.01     Certain Duties and Responsibilities of Trustee...............................................25

Section 5.02     Notice of Defaults...........................................................................26

Section 5.03     Certain Rights of Trustee....................................................................26

Section 5.04     Not Responsible for Recitals or Issuance of Notes............................................27
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                                TABLE OF CONTENTS
                                   (continued)

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Section 5.05     May Hold Notes...............................................................................27

Section 5.06     Money Held in Trust..........................................................................28

Section 5.07     Compensation and Reimbursement...............................................................28

Section 5.08     Disqualification; Conflicting Interests......................................................28

Section 5.09     Corporate Trustee Required; Eligibility......................................................28

Section 5.10     Resignation and Removal; Appointment of Successor............................................29

Section 5.11     Acceptance of Appointment by Successor.......................................................30

Section 5.12     Merger, Conversion, Consolidation or Succession to Business..................................30

Section 5.13     Preferential Collection of Claims Against Obligor............................................30

Section 5.14     Appointment of Authenticating Agent..........................................................30

                                   ARTICLE VI
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND OBLIGOR

Section 6.01     Obligor to Furnish Trustee Names and Addresses of Holders....................................32

Section 6.02     Preservation of Information; Communications to Holders.......................................32

Section 6.03     Reports by Trustee...........................................................................33

Section 6.04     Reports by Obligor...........................................................................34

                                   ARTICLE VII
                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 7.01     Obligor May Consolidate, Etc., Only on Certain Terms.........................................34

Section 7.02     Successor Entity Substituted.................................................................35

                                  ARTICLE VIII
                             SUPPLEMENTAL INDENTURES

Section 8.01     Supplemental Indentures Without Consent of Holders...........................................35

Section 8.02     Supplemental Indentures with Consent of Holders..............................................36

Section 8.03     Execution of Supplemental Indentures.........................................................37

Section 8.04     Effect of Supplemental Indentures............................................................37

Section 8.05     Conformity with Trust Indenture Act..........................................................37

                                   ARTICLE IX
                                    COVENANTS

Section 9.01     Payment of Principal, Premium and Interest...................................................37

Section 9.02     Maintenance of Office or Agency..............................................................37
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                                TABLE OF CONTENTS
                                   (continued)

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Section 9.03     Money for Note Payments to be Held in Trust..................................................38

Section 9.04     Certificate to Trustee.......................................................................39

Section 9.05     Existence....................................................................................39

                                    ARTICLE X
                               REDEMPTION OF NOTES

Section 10.01    Election to Redeem Notice to Trustee.........................................................39

Section 10.02    Notice of Redemption.........................................................................39

Section 10.03    Deposit of Redemption Price..................................................................40

Section 10.04    Notes Payable on Redemption Date.............................................................40

Section 10.05    Optional Redemption..........................................................................40

Section 10.06    No Sinking Fund; Redemption upon Change of Control...........................................41

Section 10.07    Mandatory Redemption.........................................................................41

                                   ARTICLE XI
                                  SUBORDINATION

Section 11.01    Notes Subordinate to Senior Debt.............................................................42

Section 11.02    Payment Over of Proceeds Upon Dissolution, Etc...............................................42

Section 11.03    Suspension of Payment When Senior Debt in Default............................................43

Section 11.04    Trustee's Relation to Senior Debt............................................................44

Section 11.05    Subrogation to Rights of Holders of Senior Debt..............................................44

Section 11.06    Provisions solely to Define Relative Rights..................................................44

Section 11.07    Trustee to Effectuate Subordination..........................................................45

Section 11.08    No Waiver of Subordination Provisions........................................................45

Section 11.09    Notice to Trustee............................................................................45

Section 11.10    Reliance on Judicial Order or Certificate of Liquidating Agent...............................46

Section 11.11    Rights of Trustee as a Holder of Senior Debt;
                 Preservation of Trustee's Rights.............................................................46

Section 11.12    Article Applicable to Paying Agents..........................................................46

EXHIBIT A        FORM OF NOTE................................................................................A-1
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          THIS INDENTURE, among The Alpine Group, Inc., a Delaware corporation
(the "OBLIGOR"), having its principal office at One Meadowlands Plaza, Suite
200, East Rutherford, New Jersey 07073, and American Stock Transfer & Trust
Company, a corporation incorporated and existing under the laws of the State of
New York, as trustee (the "TRUSTEE"), is made and entered into as of this 4th day of August, 2003.

                            AGREEMENTS OF THE PARTIES

          To set forth or to provide for the establishment of the terms and conditions upon which the Notes (as hereinafter defined) are to be authenticated, issued, and delivered, and in consideration of the premises thereof, and the purchase of the Notes by the Holders (as hereinafter defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders from time to time of the Obligor's 6% Junior Subordinated Notes due December 31, 2010 (the "NOTES"), as follows:

                             RECITALS OF THE OBLIGOR

          WHEREAS, the Obligor has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Notes, to be issued in fully registered form; and

          WHEREAS, all things necessary to make this Indenture a valid agreement of the Obligor, in accordance with its terms, have been done.

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          Section 1.01 DEFINITIONS. For all purposes of this Indenture, and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. GAAP; and

          (4) all references in this instrument to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein," "hereof," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision.

          "ACT," when used with respect to any Holder, has the meaning specified in Section 1.04.

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          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Stock, by contract, or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

          "AUTHENTICATING AGENT" means any Person authorized by the Trustee to authenticate Notes under Section 5.14.

          "AUTHENTICATION ORDER" has the meaning specified in Section 2.02.

          "BANKRUPTCY CODE" means title 11, U.S. Code, as amended, or any similar state or federal law for the relief of debtors.

          "BOARD OF DIRECTORS" means, with respect to the Obligor, (a) the board of directors of the Obligor or (b) any duly authorized committee of that board.

          "BOARD RESOLUTION" means, with respect to the Obligor, a copy of a resolution of the Board of Directors certified by the Secretary or an Assistant Secretary of the Obligor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "BUSINESS DAY" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York are authorized or required by law, regulation or executive order to be closed.

          "CHANGE OF CONTROL" means the occurrence of any of the following events:

          (A) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Steven S. Elbaum or his Affiliates (the "Permitted Holders"), becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total outstanding Voting Stock of the Obligor;

          (B) the Obligor consolidates with, or merges with or into, another entity or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person or entity, or any entity consolidates with, or merges with or into, the Obligor, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Obligor is converted into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Stock of the Obligor is not converted or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Obligor); or

          (C) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Obligor was approved by (x) a vote of at least a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved (as described in this clause (x) or in the following clause (y)) or (y)

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the Permitted Holders) cease for any reason to constitute a majority of the
Board of Directors then in office.

          "CHANGE OF CONTROL OFFER" has the meaning specified in Section 10.06.

          "CHANGE OF CONTROL PURCHASE DATE" has the meaning specified in Section 10.06.

          "CHANGE OF CONTROL REDEMPTION PRICE" has the meaning specified in
Section 10.06.

          "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

          "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order, respectively, signed in the name of the Obligor by any Officer thereof and delivered to the Trustee.

          "CORPORATE TRUST OFFICE" means the office of the Trustee in the City of New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 59 Maiden Lane, New York, New York 10038, except that with respect to the presentation of Notes for payment or registration of transfer or exchange and with respect to the location of the Security Register, such term shall mean the office or the agency of the Trustee in said city at which at any particular time its corporate agency business shall be conducted, which office at the date hereof is located at 59 Maiden Lane, New York, New York 10038.

          "COVENANT DEFEASANCE" has the meaning specified in Section 3.02.

          "DEFAULTED INTEREST" has the meaning specified in Section 2.06.

          "DISCHARGED" has the meaning specified in Section 3.02.

          "ENTITY" means any corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust or unincorporated organization.

          "EVENT OF DEFAULT" has the meaning specified in Section 4.01.

          "EXCHANGE ACT" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "HOLDER" and "HOLDER OF NOTES" means a Person in whose name a Note is registered in the Security Register.

          "INDENTURE" or "THIS INDENTURE" means this Indenture, as amended or supplemented from time to time, including the Exhibits hereto.

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          "INTEREST PAYMENT DATE," when used with respect to any Note, means the date specified in such Note on which an installment of interest on such Note is scheduled to be paid.

          "ISSUE DATE" means August 4, 2003.

          "LEGAL DEFEASANCE" has the meaning specified in Section 3.02.

          "MATURITY," when used with respect to any Note, means the date on which all or a portion of the principal amount outstanding under such Note becomes due and payable, whether on the Maturity Date, by declaration of acceleration, call for redemption or otherwise.

          "MATURITY DATE" means December 31, 2010.

          "NON-PAYMENT EVENT OF DEFAULT" means any event (other than a Payment Default) the occurrence of which entitles one or more Persons (whether or not dependent upon the giving of notice, the lapse of time or both or any other condition) to accelerate the maturity of any Senior Debt.

          "NOTE" has the meaning specified in the Agreements of the Parties on the first page of this Indenture.

          "OBLIGOR" means The Alpine Group, Inc., a Delaware corporation, unless and until a successor Entity or assign shall have assumed the obligations of the Obligor under this Indenture and the Notes and thereafter "OBLIGOR" shall mean such successor Entity or assign.

          "OFFICER" means, with respect to the Obligor, the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the Executive Vice President, any Vice President, the Treasurer, the Assistant Treasurer, Secretary, Assistant Secretary or any other officer or officers of the Obligor designated pursuant to an applicable Board Resolution.

          "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed on behalf of such Person by any two Officers of such Person that meets the applicable requirements of this Indenture.

          "OPINION OF COUNSEL" means, with respect to the Obligor or the Trustee, a written opinion of counsel to the Obligor or the Trustee, as the case may be, which counsel may be an employee of the Obligor or the Trustee, as the case may be.

          "OUTSTANDING," when used with respect to the Notes means, as of the date of determination, all such Notes theretofore authenticated and delivered under this Indenture, except:

          (a) such Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) such Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited in trust with the Trustee or with any Paying Agent other than the Obligor, or, if the Obligor shall act as its own Paying Agent, has been set aside and segregated in trust by the Obligor; PROVIDED, in any case,

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     that if such Notes are to be redeemed prior to their Maturity Date, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (c) such Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, or which shall have been paid, in each case, pursuant to the terms of Section 2.05 (except with respect to any such Note as to which proof satisfactory to the Trustee is presented that such Note is held by a person in whose hands such Note is a legal, valid, and binding obligation of the Obligor); and

          (d) solely to the extent provided in Article III, Notes which are subject to Legal Defeasance or Covenant Defeasance as provided in Section 3.02.

          In determining whether the Holders of the requisite principal amount of such Notes Outstanding have given a direction concerning the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or concerning the exercise of any trust or power conferred upon the Trustee under this Indenture, or concerning a consent on behalf of the Holders of the Notes to the waiver of any past default and its consequences, Notes owned by the Obligor, any other obligor upon the Notes, or any Affiliate of the Obligor or such other obligor shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any request, demand, authorization, direction, notice, consent, or waiver hereunder, only Notes which a Responsible Officer assigned to the corporate trust department of the Trustee knows to be owned by the Obligor or any other obligor upon the Notes or any Affiliate of the Obligor or such other obligor shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act as owner with respect to such Notes and that the pledgee is not the Obligor or any other obligor upon the Notes or any Affiliate of the Obligor or such other obligor.

          "PARENT" has the meaning specified in Section 2.04.

          "PAYING AGENT" means any Person appointed by the Obligor to distribute amounts payable by the Obligor on the Notes. As of the date of this Indenture, the Obligor has appointed American Stock Transfer & Trust Company as Paying Agent with respect to all Notes issuable hereunder.

          "PAYMENT DEFAULT" means any default, whether or not dependent upon the giving of notice, the lapse of time or both, or any other condition to such default becoming an Event of Default, in the payment of principal of (or premium, if any) or interest on or any other amount payable in connection with Senior Debt.

          "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, or government, or any agency or political subdivision thereof.

          "PLACE OF PAYMENT" means the place specified pursuant to Section 9.02.

          "PREDECESSOR NOTES" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for

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the purposes of this definition, any Note authenticated and delivered under
Section 2.05 in lieu of a lost, destroyed, mutilated, or stolen Note shall be deemed to evidence the same debt as the lost, destroyed, mutilated, or stolen Note.

          "RECORD DATE" means any date as of which the Holder of a Note will be determined for any purpose described herein, such determination to be made as of the close of business on such date by reference to the Security Register, and in relation to a determination of a payment of an installment of interest on the Notes, shall have the meaning specified in the form of Note attached as Exhibit A hereto.

          "REDEMPTION DATE" means the date fixed for the redemption of the Notes in any notice of redemption issued pursuant to this Indenture.

          "REDEMPTION PRICE" means the price specified in Section 10.05.

          "REGISTRAR" means the Person who maintains the Security Register, which Person shall be the Trustee unless and until a successor Registrar is appointed by the Obligor.

          "REPRESENTATIVE" means any representative or agent acting as such on behalf of the holders of Senior Debt.

          "RESPONSIBLE OFFICER," when used with respect to the Trustee, means the chairman of the board of directors, the chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer or trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "SECURITIES ACT" means the U.S. Securities Act of 1933, as amended (or any successor Act), and the rules and regulations of the Commission promulgated thereunder (or respective successor thereto).

          "SECURITY REGISTER" has the meaning specified in Section 2.04.

          "SENIOR DEBT" means the principal of, premium, if any, interest on and any other payment due pursuant to any of the following, whether outstanding at the date hereof or hereafter incurred, created or assumed: (i) all monetary obligations of the Obligor on a consolidated basis (including with respect to the principal of, premium, if any, interest (including interest occurring subsequent to the filing of a petition in bankruptcy or insolvency at the rate specified in the document relating to any such monetary obligations, whether or not such interest is an allowed claim permitted to be enforced against the Obligor under applicable law), plus fees, penalties, expenses, indemnities, damages or other liabilities in respect of any such monetary obligations), whether or not evidenced by notes, debentures, bonds or other securities or instruments issued by the Obligor and shall include, without limitation, capitalized lease obligations and purchase money obligations; PROVIDED, HOWEVER, that obligations to trade creditors incurred in the ordinary course of business shall be excluded; (ii) all monetary obligations of the kinds described in the preceding clause (i) assumed or guaranteed in any manner by the Obligor or in effect guaranteed

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by the Obligor; and (iii) all renewals, extensions or refundings of monetary obligations of the kinds described in either of the preceding clauses (i) or
(ii), unless, in the case of any particular monetary obligation, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same expressly provides that such monetary obligations, renewal, extension or refunding is not superior in right of payment to or is pari passu with the Notes. Without limitation of the foregoing, the term Senior Debt shall include those certain 12.25% Senior Secured Notes of the Obligor (in the original aggregate principal amount of $12,200,000).

          "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.06.

          "STATED MATURITY" means, when used with respect to any Note or any installment of principal thereof or interest thereon, the date specified in such Note or this Indenture as the fixed date on which any principal of such Note or such installment of interest is due and payable, and when used with respect to any other indebtedness or any installment of interest thereon, means any date specified in the instrument governing such indebtedness as the fixed date on which the principal of such indebtedness, or such installment of interest thereon, is due and payable.

          "SUBSIDIARY" of any specified Person means any Person at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by the specified Person or by one or more of its Subsidiaries, or both.

          "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939, as amended, as in force as of the date hereof; PROVIDED that, with respect to every supplemental indenture executed pursuant to this Indenture, "TRUST INDENTURE ACT" or "TIA" shall mean the Trust Indenture Act of 1939, as then in effect.

          "TRUSTEE" means American Stock Transfer & Trust Company, unless and until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "TRUSTEE" shall mean and include each Person who is then a Trustee hereunder.

          "U.S. GAAP" means accounting principles as are generally accepted in the United States of America at the date of any computation required or permitted under this Indenture.

          "U.S. GOVERNMENT OBLIGATIONS" means (a) securities that are direct obligations of the United States of America, the payment of which is unconditionally guaranteed by the full faith and credit of the United States of America and (b) securities that are obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed by the full faith and credit of the United States of America, and also includes depository receipts issued by a bank or trust company as custodian with respect to any of the securities described in the preceding clauses (a) and (b), and any payment of interest or principal payable under any of the securities described in the preceding clauses (a) and (b) that is held by such custodian for the account of the holder of a depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt, or from

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any amount received by the custodian in respect of such securities, or from any specific payment of interest or principal payable under the securities evidenced by such depository receipt.

          "VICE PRESIDENT" means, with respect to any Person, any vice president of that Person, whether or not designated by a number or a word or words added before or after the title "vice president."

          "VOTING STOCK" means, as applied to any Person, capital stock (or other interests, including partnership or membership interests) of any class or classes (however designated), the outstanding shares (or other interests) of which have, by the terms thereof, ordinary voting power to elect a majority of the members of the board of directors (or other governing body) of such Person, other than stock (or other interests) having such power only by reason of the happening of a contingency.

          Section 1.02 OFFICERS' CERTIFICATES AND OPINIONS. Every Officers' Certificate, Opinion of Counsel and other certificate or opinion to be delivered to the Trustee under this Indenture with respect to any action to be taken by the Trustee shall include the following:

          (1) a statement that each individual signing such certificate or opinion has read all covenants and conditions of this Indenture relating to such proposed action, including the definitions of all applicable capitalized terms;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          Section 1.03  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          (1) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (2) Any certificate or opinion of an officer of the Obligor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, legal counsel, unless such officer knows that any such certificate, opinion, or representation is erroneous. Any opinion of counsel for the Obligor may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Obligor, unless such counsel knows that any such certificate, opinion, or representation is erroneous.

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          (3)   Where any Person is required to make, give, or execute two or more applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, such instruments may, but need not, be consolidated and form a single instrument.

          Section 1.04  ACTS OF HOLDERS.

          (1) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and (if expressly required by the applicable terms of this Indenture) to the Obligor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.01) conclusive in favor of the Trustee and the Obligor, if made in the manner provided in this Section.

          (2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (3) The ownership of Notes shall for all purposes be determined by reference to the Security Register, as such register shall exist as of the applicable Record Date.

          (4) If the Obligor shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Obligor may, at its option, by Board Resolution, fix in advance a Record Date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Obligor shall have no obligation to do so. If such Record Date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after such Record Date, but only the Holders of record at the close of business on such Record Date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Notes Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Notes Outstanding shall be computed as of such Record Date; PROVIDED that no such authorization, agreement or consent by the Holders on such Record Date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after such Record Date.

          (5) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind each subsequent Holder of such Note, and each

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Holder of any Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, with respect to anything done or suffered to be done by the Trustee or the Obligor in reliance upon such action, whether or not notation of such action is made upon such Note.

          Section 1.05 NOTICES, ETC., TO TRUSTEE AND OBLIGOR. Any request, order, authorization, direction, consent, waiver or other action to be taken by the Trustee, the Obligor or the Holders hereunder (including any Authentication Order), and any notice to be given to the Trustee or the Obligor with respect to any action taken or to be taken by the Trustee, the Obligor or the Holders hereunder, shall be sufficient if made in writing and

          (1) if to be furnished or delivered to or filed with the Trustee by the Obligor or any Holder, delivered to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

          (2) if to be furnished or delivered to the Obligor by the Trustee or any Holder, and except as otherwise provided in Section 4.01(iii), mailed to the Obligor, first-class postage prepaid, at the following address: One Meadowlands Plaza, Suite 200, East Rutherford, New Jersey 07073, Attention: Chief Financial Officer, or at any other address hereafter furnished in writing by the Obligor to the Trustee.

          Section 1.06 NOTICE TO HOLDERS; WAIVER. Where this Indenture or any Note provides for notice to Holders of any event or action, such notice shall be sufficiently given (unless otherwise expressly provided herein or in such Note) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event or action, at his or her address as it appears in the Security Register as of the applicable Record Date, if any, not later than the latest date or earlier than the earliest date prescribed by this Indenture or such Note for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture or any Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to any Holder when such notice is required to be given pursuant to any provision of this Indenture or the applicable Note, then any method of notification as shall be satisfactory to the Trustee and the Obligor shall be deemed to be sufficient for the giving of such notice.

          Section 1.07 CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, if this Indenture is hereafter qualified under the TIA, such required provision shall control.

          Section 1.08 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents hereof are for convenience only and shall not affect the construction of any provision of this Indenture.

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          Section 1.09  SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Obligor shall bind its successors and assigns, whether so expressed or not.

          Section 1.10 SEPARABILITY CLAUSE. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 1.11 BENEFITS OF INDENTURE. Nothing in this Indenture or in any Notes, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, the Authenticating Agent, the Registrar, any Paying Agent, and the Holders of Notes (or such of them as may be affected thereby), any benefit or any legal or equitable right, remedy or claim under this Indenture.

          Section 1.12 GOVERNING LAW. This Indenture shall be governed by and construed in accordance with the laws of the State of New York.

          Section 1.13 COUNTERPARTS. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

          Section 1.14 LEGAL HOLIDAYS. In any case where any Interest Payment Date or the Redemption Date or the Maturity Date shall not be a Business Day, then (notwithstanding any other provisions of this Indenture or of the Notes) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, the Redemption Date or Maturity Date, PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Maturity Date, as the case may be.

                                   ARTICLE II

                                    THE NOTES

          Section 2.01  FORM AND DATING.

          (1)   GENERAL.

          (i) The Notes and the Trustee's certificate of authentication thereon shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements placed thereon, as may be required to comply with law, stock exchange rule or as may, consistently herewith, be determined by the Officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. Each Note shall be dated the date of its authentication.

          (ii) The Notes, if any, shall be printed, lithographed or engraved or produced by any combination of those methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, if applicable, all as determined by the Officers executing such Notes, as evidenced by their execution of such Notes.

          (iii) The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Obligor and the Trustee, by their execution and delivery of this Indenture expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling. Except as otherwise expressly permitted in this Indenture, all Notes shall be identical in all respects. Notwithstanding any differences among them, all Notes issued under this Indenture shall vote and consent together on all matters as one class.

          (iv) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for therein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          (v) All Notes issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof, without preference, priority, or distinction.

          Section 2.02  EXECUTION AND AUTHENTICATION; AGGREGATE PRINCIPAL
AMOUNT.

          (1) The Notes shall be executed on behalf of the Obligor by any two Officers of the Obligor. The signature of any of these officers on the Notes may be manual or facsimile. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Note that has been duly authenticated and delivered by the Trustee.

          (2) Notes bearing the manual or facsimile signatures of individuals who were at any time on or after the date hereof the proper officers of the Obligor shall bind the Obligor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

          (3) The Trustee shall, upon receipt of a written order of the Obligor signed by an Officer thereof (an "AUTHENTICATION ORDER"), in accordance with procedures acceptable to the Trustee set forth in the Authentication Order, and subject to the provisions hereof, authenticate and deliver the Notes in an aggregate principal amount not to exceed $10,000,000.

          (4) The aggregate principal amount of Notes Outstanding at any time may not exceed the sum of (i) $10,000,000, and (ii) the principal amount of lost, destroyed or stolen Notes for which replacement Notes are issued pursuant to Section 2.05.

          (5) The Notes shall be in fully registered form, without coupons, in minimum denominations of $50.00 and integral multiples of $50.00 in excess thereof.

          Section 2.03 TEMPORARY NOTES. Until certificates representing Notes are ready for delivery, the Obligor may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate and deliver temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the Obligor considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable

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delay, the Obligor shall prepare and the Trustee shall authenticate definitive
Notes in exchange for temporary Notes.

          Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

          Section 2.04  REGISTRATION, TRANSFER AND EXCHANGE.

          SECURITIES REGISTER. The Trustee shall keep a register of the Notes (the "SECURITY REGISTER") which shall provide for the registration of such Notes, and for transfers of such Notes in accordance with information, if any, to be provided to the Trustee by the Obligor, subject to such reasonable regulations as the Trustee may prescribe. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection at the Corporate Trust Office of the Trustee or at such other office or agency to be maintained by the Obligor pursuant to Section 9.02.

          Upon due presentation for registration of transfer of any Note at the Corporate Trust Office of the Trustee or at any other office or agency maintained by the Obligor pursuant to Section 9.02, the Obligor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of authorized denominations, of a like aggregate principal amount and Maturity Date.

          Section 2.05  MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

          (1) If (i) any mutilated Note is surrendered to the Trustee, or the Obligor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) there is delivered to the Obligor and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Obligor or the Trustee that such Note has been acquired by a bona fide purchaser, the Obligor may in its discretion execute and, upon request of the Obligor, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of like tenor, Maturity Date, and principal amount, bearing a number not contemporaneously outstanding.

          (2) In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Obligor in its discretion may, instead of issuing a new Note, pay such Note.

          (3) Upon the issuance of any new Note under this Section, the Obligor may require the payment by the Holder thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          (4) Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original contractual obligation of the Obligor, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

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          (5)   The provisions of this Section 2.05 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Section 2.06  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          (1) Interest on any Note which is payable and is punctually paid or duly provided for on any Interest Payment Date shall, if so provided in such Note, be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the applicable Record Date, notwithstanding any transfer or exchange of such Note subsequent to such Record Date and prior to such Interest Payment Date (unless such Interest Payment Date is also the Maturity Date, in which case such interest shall be payable to the Person to whom principal is payable).

          (2) Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the registered Holder on the applicable Record Date by virtue of his having been such Holder; and, except as hereinafter provided, such Defaulted Interest may be paid by the Obligor, at its election, in each case, as provided in clause (i) or (ii) below:

          (i) The Obligor may elect to make payment of any Defaulted Interest to the Persons in whose names any such Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Obligor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Note and the date of the proposed payment, and at the same time the Obligor shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Obligor of such Special Record Date and, in the name and at the expense of the Obligor, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of each such Note at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Notes (or their respective Predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

          (ii) The Obligor may make payment of any Defaulted Interest in any other lawful manner if, after notice given by the Obligor to the Trustee of the proposed payment pursuant to this clause (ii), such manner of payment shall be deemed practicable by the Trustee.

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          (3)   If any installment of interest on any Note called for redemption pursuant to Article X is due and payable on or prior to the Redemption Date and is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section 2.06, such interest shall be payable as part of the Redemption Price of such Notes.

          (4) Interest on Notes may be paid by mailing a check to the address of the Person entitled thereto at such address as shall appear in the Security Register or by such other means as may be specified in the form of such Note.

          (5) Subject to the foregoing provisions of this Section 2.06 and the provisions of Section 2.04, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

          Section 2.07 PERSONS DEEMED OWNERS. Prior to due presentment of a Note for registration of transfer, the Obligor, the Trustee, and any agent of the Obligor or the Trustee may treat the Person in whose name any Note is registered on the Security Register as the owner of such Note for the purpose of receiving payment of principal, premium, if any, and (subject to Section 2.06) interest, and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Obligor, the Trustee, nor any agent of the Obligor or the Trustee shall be affected by notice to the contrary.

          Section 2.08 CANCELLATION. All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Obligor may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Obligor may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. Acquisition of such Notes by the Obligor shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation. No Note shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall dispose of all cancelled Notes in accordance with its customary procedures and deliver a certificate of such disposition to the Obligor.

          Section 2.09 COMPUTATION OF INTEREST. Interest on the Notes shall be calculated on the basis of a 360-day year of twelve 30-day months.

          Section 2.10 CUSIP NUMBERS. The Obligor in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use the CUSIP numbers in notices of redemption as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes. The Obligor will promptly notify the Trustee of any change in the CUSIP number of any type.

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                                   ARTICLE III

                           SATISFACTION AND DISCHARGE

          Section 3.01 SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture will be discharged with respect to the Notes and will cease to be of further effect as to all Notes (except as to any surviving rights of transfer or exchange of Notes expressly provided for herein), and the Trustee, on demand of and at the expense of the Obligor, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture, when

          (1)   either

          (i) all Notes theretofore authenticated and delivered (except (a) lost, stolen or destroyed Notes which have been replaced or paid, as provided in Section 2.05, and (b) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Obligor and thereafter repaid to the Obligor or discharged from such trust, as provided in Section 3.05) have been delivered to the Trustee cancelled or for cancellation; or

          (ii) all such Notes not theretofore delivered to the Trustee cancelled or for cancellation

          (a)   have become due and payable, or

          (b) will, in accordance with their Maturity Date, become due and payable within one year, or

          (c) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Obligor, and, in any of the cases described in (a), (b) or (c), above, the Obligor has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, an amount of money in U.S. dollars sufficient, non-callable U.S. Government Obligations, the principal of and interest on which when due, will be sufficient, or a combination thereof, sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee cancelled or for cancellation, for principal of and interest and premium, if any, on such Notes to the date of such deposit (in the case of Notes that have become due and payable), or to the Maturity Date or the Redemption Date, as the case may be;

          (2) the Obligor has paid or caused to be paid all other sums payable by it with respect to the Notes under this Indenture;

          (3) no Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Notes has occurred and is continuing with respect to such Notes on the date of such deposit; and

          (4) the Obligor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent to satisfaction and discharge of this

Indenture with respect to the Notes have been complied with, and, in the case of the Opinion of Counsel, stating:

          (i) such deposit and defeasance will not cause the holders of such Notes to recognize income, gain or loss for Federal income tax purposes and such holders will be subject to Federal income tax on the same amount and in the same manner and at the same time as would have been the case if such option had not been exercised;

          (ii) either that no requirement to register under the Investment Company Act of 1940, as amended, will arise as a result of the Obligor's exercise of its option under this Section 3.01 or that any such registration requirement has been complied with; and

          (iii) such deposit and defeasance will not result in a material breach or violation of, or constitute a default under, any material agreement or instrument to which the Obligor is a party.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Obligor under Section 3.01(1) and the obligations of the Obligor to the Trustee under Section 5.07 shall survive, and the obligations of the Trustee under Sections 3.03 and 3.05 shall survive.

          Section 3.02 DEFEASANCE AND DISCHARGE OF COVENANTS UPON DEPOSIT OF MONEYS, U.S. GOVERNMENT OBLIGATIONS. At the Obligor's option, either (a) the Obligor shall be deemed to have been Discharged (as defined below) from its obligations with respect to the Notes on the 123rd day after the applicable conditions set forth below have been satisfied ("LEGAL DEFEASANCE") and/or (b) the Obligor shall cease to be under any obligation to comply with any term, provision or condition set forth in Section 7.01 or 7.02 with respect to the Notes at any time after the applicable conditions set forth below have been, satisfied ("COVENANT DEFEASANCE"):

          (1) The Obligor shall have deposited or caused to be deposited irrevocably with the Trustee, as trust funds, in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, an amount of money, in cash in U.S. dollars sufficient, non-callable U.S. Government Obligations, the principal of and interest on which when due, will be sufficient, or a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants, expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on the Notes with respect to principal, premium, if any, and accrued and unpaid interest to the date of such deposit (in the case of Notes that have become due and payable), or to the Maturity Date or Redemption Date, as the case may be;

          (2) No Event of Default, or event which with notice or lapse of time would become an Event of Default with respect to the Notes, shall have occurred and be continuing on the date of such deposit;

          (3) The Obligor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent to the defeasance and discharge contemplated by this Section 3.02 have been complied with, and, in the case of the Opinion of Counsel stating that:

          (i) the deposit and defeasance contemplated by this Section will not cause the Holders of the Notes to recognize income, gain or loss for Federal income tax purposes as a result of the Obligor's exercise of its option under this Section 3.02 and such Holders will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised, which Opinion of Counsel (in the case of a Legal Defeasance) must be based upon a ruling of the Internal Revenue Service to the same effect or a change in applicable Federal income tax law or related treasury regulations after the date of this Indenture; and

          (ii) either no requirement to register under the Investment Company Act of 1940, as amended, will arise as a result of the Obligor's exercise of its option under this Section 3.02 or any such registration requirement has been complied with; and

          (4) with respect to a Legal Defeasance, 123 days shall have passed during which no Event of Default under clauses (iv) and (v) of Section 4.01 has occurred.

          If in connection with the exercise by the Obligor of any option under this Section 3.02, the Notes are to be redeemed, either notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

          Notwithstanding the exercise by the Obligor of its option under
Section 3.02(b) with respect to Section 7.01 or 7.02, the obligation of any successor Entity to assume the obligations to the Trustee under Section 5.07 shall not be discharged.

          "DISCHARGED" means that the Obligor shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Notes and to have satisfied all the obligations under this Indenture relating to such Notes (and the Trustee, at the expense of the Obligor, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Notes to receive, from the trust fund described in clause (1) above, payment of the principal of, premium, if any, and the interest, if any, on such Notes when such payments are due; (B) the Obligor's obligations with respect to such Notes under Sections 2.04, 2.05, 3.02(1), 3.03, and 9.02 and its obligations under Section 5.07; and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

          Section 3.03 APPLICATION OF TRUST MONEY. All money deposited with the Trustee pursuant to Section 3.01 or Section 3.02 shall be held in trust and applied by it, in accordance with the provisions of this Indenture, to the payment, either directly or through any Paying Agent (including the Obligor acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest, for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

          Section 3.04 PAYING AGENT TO REPAY MONEYS HELD. Upon the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent of the Notes (other than the Trustee) shall, upon demand of the Obligor, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

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          Section 3.05  RETURN OF UNCLAIMED AMOUNTS. Any amounts deposited with or paid to the Trustee or any Paying Agent for payment of the principal of, premium, if any, or interest on the Notes or then held by the Obligor, in trust for the payment of the principal of, premium, if any, or interest on the Notes and not applied but remaining unclaimed by the Holders of such Notes for two years after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Obligor by the Trustee on demand or (if then held by the Obligor) shall be discharged from such Trust; and the Holder of any of such Notes shall thereafter, as an unsecured general creditor, look only to the Obligor for any payment which such Holder may be entitled to collect (until such time as such unclaimed amounts shall escheat or become abandoned or unclaimed property in accordance with any mandatory provision of applicable law, if at all, to any applicable jurisdiction) and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Obligor as trustee thereof, shall thereupon cease. Notwithstanding the foregoing, the Trustee or Paying Agent, before being required to make any such repayment, may at the expense of the Obligor cause to be published once a week for two successive weeks (in each case on any day of the week) in a newspaper printed in the English language and customarily published at least once a day at least five days in each calendar week and of general circulation in the Borough of Manhattan, in the City and State of New York, a notice that said amounts have not been so applied and that after a date named therein any unclaimed balance of said amounts then remaining will be promptly returned to the Obligor.

                                   ARTICLE IV

                                    REMEDIES

          Section 4.01 EVENTS OF DEFAULT. "EVENT OF DEFAULT," wherever used herein, means with respect to the Notes any of the following events on and after the date hereof (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) default in the payment of any principal of or premium, if any, on the Notes when due (whether at maturity, upon redemption or otherwise);

          (ii) default in the payment of any interest on any Note, when it becomes due and payable, and continuance of such default for a period of 30 days;

          (iii) default in the performance or breach of any covenant or warranty of the Obligor under this Indenture, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Obligor by the Trustee or to the Obligor and the Trustee by the Holders of at least a majority in aggregate principal amount of the Outstanding Notes, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (iv) the entry of an order for relief against the Obligor under the Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Obligor as bankrupt or insolvent under any

                                       19
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     other applicable Federal or state law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Obligor under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Obligor or of any substantial part of its properties, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

          (v) the consent by the Obligor to the institution of bankruptcy or insolvency proceedings against any of them, or the filing by the Obligor of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable Federal or state law, or the consent by the Obligor to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Obligor or of any substantial part of its properties, or the making by the Obligor of an assignment for the benefit of creditors, or the admission by the Obligor in writing of the Obligor's inability to pay debts generally as they become due, or the taking of corporate action by the Obligor in furtherance of any such action.

          Section 4.02  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          (1) If any Event of Default (other than an Event of Default specified in clause (iv) or (v) of Section 4.01) occurs and is continuing, then either the Trustee or the Holders of a majority in aggregate principal amount of the Outstanding Notes may declare the principal of all Outstanding Notes, and the interest, if any, accrued thereon, to be immediately due and payable by notice in writing to the Obligor (and to the Trustee if given by Holders). If an Event of Default described in clause (iv) or (v) of Section 4.01 occurs, the principal amount and accrued interest, if any, on all the Notes as of the date of such Event of Default will become and be immediately due and payable without any declaration or other act on the part of the Trustee or the Holders of the Notes.

          (2) At any time after such a declaration of acceleration has been made with respect to the Notes and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article IV provided, the Holders of a majority in aggregate principal amount of the Outstanding Notes, by written notice to the Obligor and the Trustee, may rescind and annul such declaration or waive past defaults and its consequences if

          (i) the Obligor has paid or deposited with the Trustee a sum sufficient to pay:

          (a)   all overdue installments of interest, if any, on such Notes,

          (b) the principal of (and premium, if any, on) any such Notes which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate borne by the Notes, to the extent that payment of such interest is lawful,

          (c) interest on overdue installments of interest at the rate borne by the Notes to the extent that payment of such interest is lawful, and

                                       20
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          (d)   the reasonable compensation, expenses, disbursements and
     advances of the Trustee and its agents and counsel, and all other amounts due the Trustee under Section 5.07; and

          (ii) all Events of Default, other than the nonpayment of the principal of the Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 4.13.

          (3) No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Section 4.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT.

          (1)   The Obligor covenants that if:

          (i) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable, or

          (ii) default is made in the payment of (or premium, if any, on) the principal of any Note at the Maturity thereof, and

          (iii) any such default continues for any period of grace provided in relation to such default pursuant to Section 4.01,

then, with respect to such Notes, the Obligor will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Note, the whole amount then due and payable on any such Note for principal (and premium, if any) and interest with interest (to the extent that payment of such interest shall be legally enforceable) upon the overdue principal (and premium, if any) and upon overdue installments of interest at the rate of interest borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 5.07.

          (2) If the Obligor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Obligor or any other obligor upon the Notes and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Obligor or any other obligor upon such Notes, wherever situated.

          (3) If an Event of Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

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          Section 4.04  TRUSTEE MAY FILE PROOFS OF CLAIM.

          (1) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Obligor or any obligor upon the Notes or the property of the Obligor or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Obligor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

          (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes, and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel, and all other amounts due the Trustee under Section 5.07) and of the Holders allowed in such judicial proceedings, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agent and counsel, and any other amounts due the Trustee under Section 5.07.

          (2) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section 4.05 TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel under Section 5.07, be for the ratable benefit of the Holders of the Notes.

          Section 4.06 APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee from the Obligor with respect to Notes pursuant to this Article IV shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, if any, upon presentation of the Notes and the notation thereon of the payment, if only partially paid, and upon surrender thereof, if fully paid:

          First: To the payment of all amounts due the Trustee under Section
5.07.

          Second: To the payment of the amounts then due and unpaid upon the Notes for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind.

          Section 4.07 LIMITATION ON SUITS. No Holder of any Note may institute any action under this Indenture, unless and until:

          (1) such Holder has given the Trustee written notice of a continuing Event of Default;

          (2) the Holders of a majority in aggregate principal amount of the Outstanding Notes have requested the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders has or have offered the Trustee such reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request as the Trustee may require;

          (4) the Trustee has failed to institute any such proceeding for 60 days after its receipt of such notice, request and offer of indemnity; and

          (5) no inconsistent direction has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Notes.

          Section 4.08 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. Notwithstanding any other provision in this Indenture except for Article XI hereof, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal, premium, if any, and (subject to Section 2.06) interest on such Note on or after the Maturity Date (or, in the case of redemption, on or after the Redemption
Date) and to institute suit for the enforcement of any such payment on or after such respective date, and such right shall not be impaired or affected without the consent of such Holder.

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          Section 4.09  RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or
any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Obligor, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          Section 4.10 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          Section 4.11 DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article IV or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          Section 4.12 CONTROL BY HOLDERS. The Holders of a majority in aggregate principal amount of the Outstanding Notes shall have the right, to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee with respect to the Notes PROVIDED that:

          (1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part is in such direction, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          Section 4.13 WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes may, on behalf of the Holders of all Notes, waive any past default hereunder with respect to the Notes, except a default not theretofore cured:

          (1) in the payment of principal, premium, if any, or interest on any Notes, or

          (2) in respect of a covenant or provision in this Indenture which, under Article VIII cannot be modified without the consent of the Holder of each Outstanding Note.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no

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such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          Section 4.14 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Notes to which the suit relates, or to any suit instituted by any Holder for the enforcement of the payment of principal, premium, if any, or interest on any Note on or after the respective payment dates expressed in such Note (or, in the case of redemption, on or after any Redemption Date).

          Section 4.15 WAIVER OF STAY OR EXTENSION LAWS. The Obligor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law (other than any bankruptcy law) wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Obligor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE V

                                   THE TRUSTEE

          Section 5.01  CERTAIN DUTIES AND RESPONSIBILITIES OF TRUSTEE.

          (1)   Except during the continuance of an Event of Default:

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same

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degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i)   this Subsection shall not be construed to limit the effect of
     Section 5.01(1);

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee with respect to such Notes, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to such Notes; and

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          Section 5.02 NOTICE OF DEFAULTS. Within 90 days after the occurrence of any default hereunder with respect to Notes, the Trustee shall transmit by mail to all Holders of such Notes, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; PROVIDED HOWEVER, that, except in the case of a default in the payment of the principal of or interest or premium, if any, on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors, and/or Responsible Officers of the Trustee determine in good faith that the withholding of such notice is in the interests of the Holders of the Outstanding Notes and; PROVIDED, FURTHER, that, in the case of any default of the character specified in clause (iii) of Section 4.01, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "DEFAULT" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

          Section 5.03 CERTAIN RIGHTS OF TRUSTEE. Except as otherwise provided in Section 5.01:

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          (1)   the Trustee may rely and shall be protected in acting or
refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Obligor described herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Obligor, personally or by agent or attorney; and

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

          Section 5.04 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES. The recitals contained herein and in the Notes, except the certificates of authentication, shall be taken as the statements of the Obligor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Obligor of Notes or the proceeds thereof. The Trustee shall not be charged with notice or knowledge of any Event of Default under clause (vi) of Section 4.01.

          Section 5.05 MAY HOLD NOTES. The Trustee or any Paying Agent, Registrar, or other agent of the Obligor, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 5.08 and 5.12, may otherwise deal with the Obligor with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

          Section 5.06 MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder, except as otherwise agreed with the Obligor.

          Section 5.07 COMPENSATION AND REIMBURSEMENT. The Obligor covenants and agrees:

          (1) to pay the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in clause (iv) or (v) of Section 4.01, such expenses (including the reasonable charges and expenses of its counsel) and compensation for such services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency, reorganization, or other similar law.

          Section 5.08 DISQUALIFICATION; CONFLICTING INTERESTS. If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such interest or resign as Trustee, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

          Section 5.09 CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America or of any State or Territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000, and subject to supervision or examination by Federal or State authority and having its principal office and place of business in the City of New York, if there be such a corporation having its principal office and place of business in said City. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this

Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article V.

          Section 5.10  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article V shall become effective until the acceptance of appointment by the successor Trustee under Section 5.11.

          (2) The Trustee may resign at any time by giving 60 days' written notice thereof to the Obligor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (3) The Trustee may be removed at any time by Act of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Notes, delivered to the Trustee and to the Obligor.

          (4)   If at any time:

          (i) the Trustee shall fail to comply with Section 5.08 after written request therefor by the Obligor or by any Holder who has been a bona fide Holder of a Note for at least six months; or

          (ii) the Trustee shall cease to be eligible under Section 5.09 and shall fail to resign after written request therefor by the Obligor or by any such Holder; or

          (iii) the Trustee shall become incapable of acting with respect to the Notes; or

          (iv) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (a) the Obligor may remove the Trustee, or (b) subject to Section 4.14, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Obligor shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of 66 2/3% in aggregate principal amount of the Outstanding Notes delivered to the Obligor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Obligor. If no successor Trustee shall have been so appointed by the Obligor or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Note for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (6) The Obligor shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its principal Corporate Trust Office.

          Section 5.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Obligor and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee; but, on request of the Obligor or the successor Trustee, such predecessor Trustee shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder. Upon reasonable request of any such successor Trustee, the Obligor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article V.

          Section 5.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED that such corporation shall be otherwise qualified and eligible under this Article V, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor Trustee by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

          Section 5.13 PREFERENTIAL COLLECTION OF CLAIMS AGAINST OBLIGOR. If and when the Trustee shall be or shall become a creditor, of the Obligor (or of any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Obligor (or against any such other obligor, as the case may be).

          Section 5.14  APPOINTMENT OF AUTHENTICATING AGENT.

          (1) At any time when any of the Notes remain Outstanding the Trustee, with the approval of the Obligor, may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.05, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Obligor and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $10,000,000 and, if other than the Obligor itself, subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 5.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 5.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 5.14.

          (2) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          (3) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and, if other than the Obligor, to the Obligor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and, if other than the Obligor, to the Obligor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Obligor, may appoint a successor Authenticating Agent which shall be acceptable to the Obligor and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          (4) The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 5.07.

          (5) If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the Notes referred to in the within-mentioned
Indenture.

                                        American Stock Transfer & Trust Company,
                                              as Trustee

                                        By:
                                           ------------------------------

                                        As Authenticating Agent

                                        By:
                                           ------------------------------
                                        Authorized Officer

                                   ARTICLE VI

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND OBLIGOR

          Section 6.01 OBLIGOR TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Obligor will furnish or cause to be furnished to the Trustee:

          (1) semi-annually, not more than 15 days after the Record Date for the payment of interest in respect of the Notes, in such form as the Trustee may reasonably require, a list of the names and addresses of the Holders of such Notes as of such date, and

          (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Obligor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, PROVIDED that if the Trustee shall be the Registrar, such list shall not be required to be furnished.

          Section 6.02  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

          (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Notes contained in the most recent list furnished to the Trustee as provided in Section 6.01 and the names and addresses of Holders of Notes received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 6.01 upon receipt of a new list so furnished.

          (2) If three or more Holders of Notes (hereinafter referred to as "APPLICANTS") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

          (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 6.02(1), or

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

          (ii) inform such applicants as to the approximate number of Holders of Notes, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(2), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

          If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Note, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 6.02(1), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing.

          (3) Every Holder of Notes, by receiving and holding the same, agrees with the Obligor and the Trustee that neither the Obligor nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section 6.02(2), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 6.02(2).

          Section 6.03  REPORTS BY TRUSTEE.

          (1) The term "REPORTING DATE" as used in this Section, means May 15. Within 60 days after the reporting date in each year, beginning in 2004, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such reporting date with respect to (but if no such event has occurred within such period no report need be transmitted):

          (i) any change to its eligibility under Section 5.09 and its qualifications under Section 5.08;

          (ii) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of Notes, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Notes Outstanding on the date of such report;

          (iii) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Obligor (or by any other obligor on the Notes) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 311(b)(2), (3), (4) or (6) of the TIA;

          (iv) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report; and

          (v) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Notes, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with
     Section 5.02.

          (2) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Section 6.03(1) (or if no such report has yet been transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Notes, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Notes Outstanding at such time, such report to be transmitted within 90 days after such time.

          (3) The Trustee shall also transmit by mail the foregoing reports as required by Section 313(c) of the TIA.

          Section 6.04 REPORTS BY OBLIGOR. The Obligor shall file with the Trustee and with the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the TIA at the times and in the manner provided in the TIA, if this Indenture is hereafter qualified under the TIA, provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is required to be filed with the Commission. Notwithstanding that the Obligor may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Obligor shall continue to file with the Commission and provide the Trustee and Holders with the annual reports and the information, documents and other reports which are specified in Section 13 and 15(d) of the Exchange Act (without exhibits). The Obligor also shall comply with the other provisions of
Section 314(a) of the TIA and shall provide the compliance certificate required by Section 314 of the TIA in the form, in the manner and at the times required by Section 314 of the TIA; and such compliance certificate shall be delivered on or before 120 days after the end of each calendar year.

                                   ARTICLE VII

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

          Section 7.01 OBLIGOR MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Obligor may consolidate or merge with or into, or transfer or lease all or substantially all of its assets to, any Entity that is organized and validly existing under the laws of any state of the United States of America or the District of Columbia, and may permit any such Entity to consolidate with or merge into the Obligor or transfer or lease all or substantially all of its assets to the Obligor, PROVIDED that:

          (1) the Obligor will be the surviving Entity or, if not, that the successor Entity will expressly assume by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee the due and punctual payment of the principal of and premium, if any, and interest on the Notes and the performance of every covenant of the Indenture to be performed or observed by the Obligor;

          (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, will have happened and be continuing; and

          (3) the Obligor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer or lease and any such assumption involving the Obligor complies with the provisions of this Article VII.

          Section 7.02 SUCCESSOR ENTITY SUBSTITUTED. Upon any consolidation or merger, or any transfer or lease of all or substantially all of the properties and assets of the Obligor in accordance with Section 7.01, the successor Entity will succeed to and be substituted for the Obligor, as Obligor on the Notes with the same effect as if it had been named in this Indenture as the Obligor and the Obligor shall thereupon, except in the case of a lease, be released from all obligations hereunder and under the Notes.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

          Section 8.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of the Holders of any Notes, the Obligor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of execution thereof), in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Entity to the Obligor or successive successions, and the assumption by any such successor of the covenants, agreements and obligations of the Obligor pursuant to Article VII; or

          (2) to add to the covenants of the Obligor such further covenants, restrictions or conditions for the protection of the Holders of the Notes as the Obligor and the Trustee shall consider to be for the protection of the Holders of the Notes or to surrender any right or power herein conferred upon the Obligor; or

          (3)   to evidence the surrender of any right or power of the Obligor;

          (4) to cure any defect or ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture; or

          (5) to add to this Indenture such provisions as may be expressly permitted by the TIA as in effect at the date as of which this instrument is executed or any corresponding provision in any similar federal statute hereafter enacted; or

          (6) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder;

          (7)   to add to the rights of the Holders of the Notes; or

          (8)   to add any additional Events of Default in respect of the Notes.

          No supplemental indenture for the purposes identified in clause (2),
(3), (4), (7) or (8) above may be entered into if to do so would adversely affect the interest of the Holders of Notes.

          Section 8.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes affected thereby, by Act of said Holders delivered to the Obligor and the Trustee, the Obligor and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

          (1) change the Maturity Date or the stated payment date of any payment of premium or interest payable on any Note, or reduce the principal amount thereof, or any amount of interest payable thereon, or change the method of computing the amount of interest payable thereon on any date, or change any Place of Payment where, or the coin or currency in which, any Note or any payment of principal, premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the same shall become due and payable, whether at Maturity or, in the case of redemption on or after the Redemption Date; or

          (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture; or

          (3) modify any of the provisions of this Section 8.02 or Section 4.13, except to increase any such percentage set forth in this Section 8.02 or
Section 4.13 or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

     It shall not be necessary for any Act of Holders under this Section 8.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          Section 8.03 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article VIII or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 5.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Upon request of the Obligor and, in the case of Section 8.02, upon filing with the Trustee of evidence of an Act of Holders as aforementioned, the Trustee shall join with the Obligor in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, powers, trusts, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          Section 8.04 EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article VIII, this Indenture shall be and be deemed to be modified and amended in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and the respective rights, limitation of rights, duties, powers, trusts and immunities under this Indenture of the Trustee, the Obligor and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be determined, exercised and enforced thereunder to the extent provided therein.

          Section 8.05 CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article VIII shall conform to the requirements of the TIA as then in effect.

                                   ARTICLE IX

                                    COVENANTS

          Section 9.01 PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Obligor will duly and punctually pay or cause to be paid the principal, premium, if any, and interest on the Notes on the dates and in the manner provided in the Notes, and will duly comply with all the other terms, agreements and conditions contained in this Indenture for the benefit of the Notes.

          The Obligor shall pay interest (including post-petition interest in any proceeding under any Federal or state bankruptcy, insolvency, reorganization, or other similar law) on overdue principal and premium, if any, from time to time on demand at the applicable rate of interest determined from time to time in the manner provided for in the Notes; it shall pay interest (including post-petition interest in any proceeding under any Federal or State bankruptcy, insolvency, reorganization, or other similar law) on overdue installments of interest and (without regard to any applicable grace periods) from time to time on demand at the same rates to the extent lawful.

          Section 9.02 MAINTENANCE OF OFFICE OR AGENCY. So long as any of the Notes remain outstanding, the Obligor will maintain an office or agency in the City of New York where Notes may be presented or surrendered for payment, where Notes may be surrendered for transfer or exchange, and where notices and demands to or upon the Obligor in respect of the Notes and this Indenture may be served. The Obligor will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. The Obligor hereby establishes the Corporate Trust Office of the Trustee as the initial office for such purposes. If at any time the Obligor shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal Corporate Trust Office of the Trustee, and the Obligor hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

          The Obligor may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Obligor of its obligation to maintain an office or agency in the City of New York for such purposes. The Obligor shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          Section 9.03 MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST. If the Obligor shall at any time act as its own Paying Agent, it will, on or before each due date of the principal, premium, if any, or interest on any of the Notes, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such principal, premium or interest so becoming due until such sums shall be paid to such Holders of the Notes or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Obligor shall have one or more Paying Agents, it will, on or prior to each due date of the principal, premium, if any, or interest, on any Notes, deposit with a Paying Agent a sum sufficient to pay such principal, premium, or interest so becoming due, such sum to be held in trust for the benefit of the Holders of the Notes entitled to the same and (unless such Paying Agent is the Trustee) the Obligor will promptly notify the Trustee of its action or failure so to act.

          The Obligor will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of principal, premium, if any, or interest, on Notes in trust for the benefit of the Holders of the Notes entitled thereto until such sums shall be paid to such Holders of the Notes or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Obligor (or any other obligor upon the Notes) in the making of any such payment of principal, premium, if any, or interest, on the Notes; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Obligor may, at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Obligor or such Paying Agent or, if for any other purpose, all sums so held in trust by the Obligor in respect of all Notes, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Obligor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Section 9.04 CERTIFICATE TO TRUSTEE. The Obligor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Obligor (beginning in 2004), an Officers' Certificate that complies with TIA Section 314(a)(4) stating that in the course of the performance by the signers of their duties as officers of the Obligor, they would normally have knowledge of any default by the Obligor in the performance of any of its covenants or agreements contained herein, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

          Section 9.05 EXISTENCE. Subject to Article VII, the Obligor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

                                    ARTICLE X

                               REDEMPTION OF NOTES

          Section 10.01 ELECTION TO REDEEM NOTICE TO TRUSTEE. If the Obligor elects to redeem Notes pursuant to the optional redemption provisions of Section 10.05, it shall furnish to the Trustee, at least 45 days but not more than 60 days before the Redemption Date, an Officers' Certificate setting forth (1) the Redemption Date, and (2) the CUSIP number of the Notes to be redeemed.

          Section 10.02 NOTICE OF REDEMPTION.

          (1) Notice of redemption shall be given by first-class mail, postage prepaid, mailed not fewer than 30 nor more than 60 days prior to the Redemption Date, to each Holder of the Notes, at his or her address appearing in the Security Register.

          (2)   All notices of redemption shall state:

          (i)   the Redemption Date;

          (ii)  the manner of calculating the Redemption Price;

          (iii) that on the Redemption Date the Redemption Price will become due and payable upon each Note, and that interest, if any, thereon shall cease to accrue from and after said date;

          (iv) the place where the Notes are to be surrendered for payment of the Redemption Price, which shall be the office or agency maintained by the Obligor pursuant to Section 9.02;

          (v)   the name and address of the Paying Agent;

          (vi) that the Notes must be surrendered to the Paying Agent to collect the Redemption Price; and

          (vii) the CUSIP number, and that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

          (3) Notice of redemption of the Notes shall be given by the Obligor or, at the Obligor's request, by the Trustee in the name and at the expense of the Obligor.

          Section 10.03 DEPOSIT OF REDEMPTION PRICE. On or prior to 10 a.m. on any Redemption Date, the Obligor shall deposit with the Trustee or with a Paying Agent (or, if the Obligor is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.03) an amount of money sufficient to pay the Redemption Price of all the Notes to be redeemed on such Redemption Date.

          Section 10.04 NOTES PAYABLE ON REDEMPTION DATE.

          (1) Notice of redemption having been given as aforesaid, the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Obligor shall default in the payment of the Redemption Price) the Notes shall cease to bear interest. Upon surrender of the Notes for redemption in accordance with the notice, the Notes shall be paid by the Obligor at the Redemption Price. Any installment of interest due and payable on or prior to the Redemption Date shall be payable to the Holders of the Notes registered as such on the relevant Record Date according to the terms and the provisions of Section 2.06.

          (2) If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

          Section 10.05 OPTIONAL REDEMPTION. Subject to Article XI, the Obligor, at its option, may redeem at any time all, or from time to time a portion, of the Notes on any date set by the Board of Directors, if redeemed at any time during the periods specified below, at the following Redemption Prices (expressed as a percentage of principal amount at Stated Maturity), together, in each case, with accrued and unpaid interest to the Redemption Date:

                      Applicable Period                            Percentage
                      -----------------                            ----------
          Issue Date through and including
          December 31, 2004                                          103.00%

          January 1, 2005 through and including
          December 31, 2005                                          102.00%

          January 1, 2006 through and including
          December 31, 2006                                          101.00%

          and thereafter                                             100.00%

Notwithstanding the foregoing, (i) the Obligor shall not redeem less than all of the Notes at any time Outstanding until all accrued but unpaid interest upon all Notes then Outstanding shall have been paid and (ii) and any such partial redemption shall be done by lot.

          Any redemption pursuant to this Section 10.05 shall be made pursuant to the provisions of Section 10.01 through 10.04.

          Section 10.06 NO SINKING FUND; REDEMPTION UPON CHANGE OF CONTROL.

          (1) Subject to Sections 10.6(2),10.07 and Article XI, the Notes shall not be subject to the operation of a purchase, retirement or sinking fund.

          (2) In the event of a Change of Control, the Obligor will, to the extent of funds legally available therefore and subject to the prior payment in full of all other obligations (including, without limitation, Senior Debt) that are then due or become due as a result of such Change of Control make an offer to redeem (the "Change Of Control Offer") all of the Notes then Outstanding at a purchase price in cash equal to the then applicable Redemption Price, plus accrued and unpaid interest thereon, to the date of redemption. Within 30 days following the occurrence of any Change of Control, notice by first-class mail, postage prepaid, shall be given to each Holder to be redeemed at his or her last address as the same appears on the Securities Register. Such notice shall state:
(i) that a Change of Control has occurred and that the Holders have the right to require the Obligor to redeem all or a portion of their Notes at a purchase price in cash equal to the Redemption Price which would then be applicable if such redemption was being effected pursuant to Section 10.05 (the "Change of Control Redemption Price") to the date of purchase (the "Change of Control Purchase Date"), which shall be a Business Day, specified in such notice, that is not earlier than 30 days or later than 60 days from the date such notice is mailed; (ii) that payment will be made upon presentation and surrender of the Notes; (iii) that accrued and unpaid interest thereon to the Change of Control Purchase Date will be paid; (iv) that on and after the Change of Control Purchase Date, interest will cease to accrue on such Notes so redeemed; and (v) such other information as is specified in Sections 10.01 through 10.04.

          (3) Any notice of a Change of Control Offer which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. On or after the date fixed for redemption as stated in such notice of a Change of Control Offer, each Holder electing to accept such Change of Control Offer shall surrender the Notes to the Obligor at the place designated in such notice and shall thereupon be entitled to receive payment of the Change of Control Redemption Price. If the Holder elects to have redeemed less than the entire principal amount represented by any such Notes, a new Note shall be issued representing the portion of the principal amount not so redeemed.

          (4) For the purpose of this Section, the terms "Redemption Price" and "Redemption Date," as used in Sections 10.01 through 10.04 hereof, shall be deemed to refer to the "Change of Control Redemption Price" and the "Change of Control Purchase Date," respectively.

          Section 10.07 MANDATORY REDEMPTION. Subject to Article XI, the Notes are subject to redemption, by lot, in an amount equal to one-eighth (1/8th) of the aggregate principal amount of the Notes Outstanding, without premium, on each of the following dates:

                            MANDATORY REDEMPTION DATE

                                June 30, 2007

                                December 31, 2007
                                June 30, 2008
                                December 31, 2008
                                June 30, 2009
                                December 31, 2009
                                June 30, 2010
                                December 31, 2010

Anything to the contrary herein notwithstanding, all accrued but unpaid interest upon all Notes so redeemed shall be paid at the time of such redemption. Any redemption pursuant to this Section 10.07 shall be made pursuant to the provisions of Section 10.01 through 10.04.

                                   ARTICLE XI

                                  SUBORDINATION

          Section 11.01 NOTES SUBORDINATE TO SENIOR DEBT. The Obligor covenants and agrees, and each Holder of Notes, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article 11, all obligations represented by the Notes (including the payment of the principal of, premium, if any, and interest on the Notes) are hereby expressly made subordinate and subject in right of payment as provided in this Article 11 to the prior indefeasible payment and satisfaction in full in cash of all existing and future Senior Debt.

          This Article 11 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of or continue to hold Senior Debt; and such provisions are made for the benefit of the holders of Senior Debt; and such holders are made obligees hereunder and they or each of them may enforce such provisions.

          Section 11.02 PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, in connection therewith, relative to the Obligor or to its creditors, as such, or to its assets, whether voluntary or involuntary, or (b) any total or partial liquidation, dissolution or other winding-up of the Obligor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any general assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Obligor, then and in any such event:

          (1) the holders of Senior Debt shall be entitled to receive payment and satisfaction in full in cash of all amounts due on or in respect of all Senior Debt before the Holders of the Notes are entitled to receive or retain any payment or distribution of any kind or character on account of the Notes (including, without limitation, with respect to principal of, premium, if any, or interest); and

          (2) any payment or distribution of assets of the Obligor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article 11, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Debt or their Representative or Representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

          (3) in the event that, notwithstanding the foregoing provisions of this Section 11.02, the Trustee or the Holder of any Note shall have received any payment or distribution of assets of the Obligor of any kind or character, whether in cash, property or securities, including, without limitation, by way of set-off or otherwise, in respect of the Notes before all Senior Debt is paid and satisfied in full in cash, then and in such event such payment or distribution shall be held by the Trustee or the Holder of such Note, as the case may be, in trust for the benefit of the holders of such Senior Debt and shall be immediately paid over or delivered forthwith to the liquidating trustee or agent or other Person making payment or distribution of assets of the Obligor for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full in cash after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

          The consolidation of the Obligor with, or the merger of the Obligor with or into, another Person or the liquidation or dissolution of the Obligor following the transfer of all its assets (as an entirety or substantially as an entirety) to another Person, upon the terms and conditions set forth in Article 7 hereof shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Obligor for the purposes of this Article 11 if the Person formed by such consolidation or the surviving entity of such merger or the Person which acquires by transfer such assets (as an entirety or substantially as an entirety) shall, as a part of such consolidation, merger or transfer, comply with the conditions set forth in such Article 7 hereof.

          Section 11.03 SUSPENSION OF PAYMENT WHEN SENIOR DEBT IN DEFAULT.

          (a) Unless Section 11.02 hereof shall be applicable, after the occurrence of a Payment Default or Non-Payment Event of Default, no payment or distribution of any assets or securities of the Obligor of any kind or character (including, without limitation, cash, property and any payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Obligor being subordinated to the payment of the Notes by the Obligor) may be made by or on behalf of the Obligor, including, without limitation, by way of set-off or otherwise, for or on account of the Notes (including, without limitation, principal, premium or interest thereon), or for or on account of the purchase, redemption, defeasance or other acquisition of the Notes, and neither the Trustee nor any holder or owner of any Notes shall take or receive from the Obligor or any Subsidiary of the Obligor, directly or indirectly in any manner, payment in respect of all or any portion of Notes (including, without limitation, principal, premium or interest thereon) following the occurrence of a Payment Default on Senior Debt or the occurrence of a Non-Payment Event of Default on Senior Debt and in any such event, such prohibition shall continue until such Payment Default or Non-Payment Event of Default is cured, waived in writing or ceases to exist and any related acceleration has been rescinded or otherwise cured; provided that nothing in this sentence shall be deemed to affect the right of the Holders to receive payments that are made from funds on deposit pursuant to Article III hereof. At such time as the prohibition set forth in the preceding sentence shall no longer be in effect, the Obligor shall resume making any and all required payments in respect of the Notes, including any missed payments.

          (b) In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Note shall have received any payment prohibited by the foregoing provisions of this Section 11.03, then and in such event such payment shall be paid over and delivered forthwith to the Representative, in trust for distribution to the holders of Senior Debt or, if no amounts are then due in respect of Senior Debt, promptly returned to the Obligor, or otherwise as a court of competent jurisdiction shall direct.

          Section 11.04 TRUSTEE'S RELATION TO SENIOR DEBT. With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this
Article 11, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and the Trustee shall not be liable to any holder of Senior Debt if it shall mistakenly pay over or deliver to Holders, the Obligor or any other Person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article 11 or otherwise.

          Section 11.05 SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR DEBT. Subject to the payment in full in cash of all Senior Debt, the Holders of the Notes shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of, premium, if any, and interest on the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Debt of any cash, property or securities to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article 11, and no payments pursuant to the provisions of this Article 11 to the holders of Senior Debt by Holders of the Notes or the Trustee, shall, as among the Obligor, its creditors other than holders of Senior Debt and the Holders of the Notes, be deemed to be a payment or distribution by the Obligor to or on account of the Senior Debt.

          If the payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 11 shall have been applied, pursuant to the provisions of this Article 11, to the payment of all amounts payable under the Senior Debt of the Obligor, then and in such case the Holders shall be entitled to receive from the holders of such Senior Debt at the time outstanding any payments or distributions received by such holders of such Senior Debt in excess of the amount sufficient to indefeasibly pay all amounts payable under or in respect of such Senior Debt in full in cash.

          Section 11.06 PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Article 11 are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among the Obligor, its creditors other than holders of Senior Debt and the Holders of the Notes, the obligation of the Obligor, which is absolute and unconditional, to pay to the

Holders of the Notes the principal of, premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms or (b) affect the relative rights against the Obligor of the Holders of the Notes and creditors of the Obligor other than the holders of Senior Debt in any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, arrangement, reorganization or other similar case or proceeding in connection therewith, or any liquidation, dissolution or other winding-up, or any assignment for the benefit of creditors or other marshaling of assets and liabilities referred to in Section 11.02 hereof, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

          Section 11.07 TRUSTEE TO EFFECTUATE SUBORDINATION. Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Obligor whether in bankruptcy, insolvency, receivership proceedings or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Obligor owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file such a claim prior to 30 days before the expiration of the time to file such a claim, the holders of Senior Debt, or any Representative, may file such a claim on behalf of Holders of the Notes.

          Section 11.08 NO WAIVER OF SUBORDINATION PROVISIONS.

          (a) No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Obligor or by any act or failure to act by any such holder, or by any non-compliance by the Obligor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof the Obligor or any such holder may have or be otherwise charged with.

          (b)   Without limiting the generality of subsection (a) of this
     Section 11.08, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article 11 or the obligations hereunder of the Holders of the Notes to the holders of Senior Debt, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (3) release any Person liable in any manner for the collection or payment of Senior Debt; and (4) exercise or refrain from exercising any rights against the Obligor or any other Person.

          Section 11.09 NOTICE TO TRUSTEE.

          (a) The Obligor shall give prompt written notice to the Trustee of any fact known to the Obligor which could prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article 11 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received at least (3) Business Days' written notice thereof from the Obligor or a holder of Senior Debt or from any trustee, fiduciary or agent therefore; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 11.09, shall be entitled in all respects to assume that no such facts exist.

          (b) Subject to the provisions of Article V hereof, the Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee and the Obligor by a Person representing itself to be a holder of Senior Debt (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, fiduciary or agent therefor); provided, however, that failure to give such notice to the Obligor shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as holder of Senior Debt to participate in any payment or distribution pursuant to this Article 11, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 11, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 11.10 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of the Obligor referred to in this Article 11, the Trustee, subject to the provisions of Article V hereof, and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Debt and other Debt of the Obligor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          Section 11.11 RIGHTS OF TRUSTEE AS A HOLDER OF SENIOR DEBT; PRESERVATION OF TRUSTEE'S RIGHTS. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 11 with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article 11 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07 hereof.

          Section 11.12 ARTICLE APPLICABLE TO PAYING AGENTS. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Obligor and be then acting hereunder, the term "Indenture Trustee" as used in this
Article 11 shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article 11 in addition to or in place of the Trustee.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                        The Alpine Group, Inc.


                                        By: /s/ Steven S. Elbaum
                                           ------------------------------
                                           Name:  Steven S. Elbaum
                                           Title: Chairman of the Board
                                                  and Chief Executive Officer


                                        American Stock Transfer & Trust Company


                                        By: /s/ Herbert J. Lemmer
                                           ------------------------------
                                           Name: Herbert J. Lemmer
                                           Title: Vice President

                                                                       EXHIBIT A

                                  FORM OF NOTE

                             [FORM OF FACE OF NOTE]

                                                                 CUSIP No.______


                             THE ALPINE GROUP, INC.

                6% Junior Subordinated Note due December 31, 2010

No. R-____                                          $_______________


          THE ALPINE GROUP, INC, a Delaware corporation (herein called the "OBLIGOR"), for value received, hereby promises to pay to [________] (the "HOLDER") or to its registered assigns, the principal sum of U.S.$___________ on December 31, 2010 (the "MATURITY DATE"), and to pay interest on said principal sum semi-annually on June 30 and December 31 of each year (each, an "INTEREST PAYMENT DATE"), commencing December 31, 2003, at the rate of 6% per annum of the principal amount then outstanding from the original issuance date of the Notes, until payment of the principal sum has been made or duly provided for.

          The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such Interest Payment Date, which shall be the 15th day (whether or not a Business Day) next preceding such Interest Payment Date, PROVIDED that interest payable on an Interest Payment Date that is a Redemption Date or the Maturity Date shall be payable to the Person to whom principal is payable. Any such interest that is payable but is not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Record Date and may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not earlier than 10 days prior to such Special Record Date.

          The indebtedness evidenced by this Note is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt, and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Debt, whether now outstanding or hereafter incurred, and waives reliance by each such Holder upon said provisions.

          Payment of the principal and interest on this Note will be made at the Place of Payment in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          Reference is made to the further provisions of this Note and to certain definitions set forth on the reverse hereof, which shall have the same effect as though fully set forth at this place. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Obligor has caused this instrument to be duly executed by manual or facsimile signature.

Dated:

                                        THE ALPINE GROUP, INC.


                                        By:
                                           ------------------------------
                                           Authorized Officer


                                        By:
                                           ------------------------------
                                           Authorized Officer


                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Notes referred to in the within-mentioned
                                   Indenture.

                                        AMERICAN STOCK TRANSFER & TRUST
                                        COMPANY, as Trustee


                                        By:
                                           ------------------------------
                                           Authorized Officer

                        [FORM OF REVERSE OF INITIAL NOTE]

                             THE ALPINE GROUP, INC.

                6% Junior Subordinated Note due December 31, 2010

          Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

          1. INTEREST. The Alpine Group, Inc., a Delaware corporation (the "OBLIGOR"), promises to pay interest on the principal amount of this Note at the rate of 6% per annum from August 4, 2003 until payment of the principal amount hereof has been made or duly provided for. The Obligor shall pay interest on each Interest Payment Date (or if such day is not a Business Day, on the next succeeding Business Day and no interest on the amount payable on such Interest Payment Date shall accrue for the intervening period). Interest on the Notes shall accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date; PROVIDED that if there is no existing default or Event of Default relating to the payment of interest, and if this Note is authenticated between a Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; PROVIDED, FURTHER, that the first Interest Payment Date shall be December 31, 2003. The Obligor shall pay interest (including post-petition interest in any proceeding under any Federal or State bankruptcy, insolvency, reorganization, or other similar law) on overdue principal and premium, if any, from time to time on demand at the rate borne by this Note. The Obligor shall pay interest (including post-petition interest in any proceeding under any Federal or State bankruptcy, insolvency, reorganization, or other similar law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          2. METHOD OF PAYMENT. The Obligor shall pay interest on the Notes (except Defaulted Interest) to the Persons who are registered Holders of Notes on the Record Date therefor, even if such Notes are cancelled after such Record Date and on or before such Interest Payment Date, except as provided in Section
2.06 of the Indenture, PROVIDED that interest payable on an Interest Payment Date that is a Redemption Date or the Maturity Date shall be payable to the Person to whom principal is payable. The Notes shall be payable as to principal, premium, if any, and interest at the office or agency of the Obligor maintained for such purpose as set forth in Section 9.02 of the Indenture, or, at the option of the Obligor, payment of interest may be made by check mailed to the Holders at their addresses set forth in the Security Register. Payment of principal of, premium, if any, and interest on the Notes shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          3. PAYING AGENT AND REGISTRAR. Initially, American Stock Transfer & Trust Company, the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Obligor may appoint and change any Paying Agent or Registrar without notice to any Holder. The Obligor or any of its Subsidiaries may act in any such capacity.

          4. INDENTURE. The Obligor issued the Notes under an Indenture dated as of August 4, 2003 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "INDENTURE") between the Obligor and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA, but only to the extent the Indenture is qualified under the TIA. The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

          5. OPTIONAL REDEMPTION. The Obligor, at its option, upon not less than 30 nor more than 60 days' notice, may redeem at any time all, or from time to time a portion, of the Notes on any date set by the Board of Directors, if redeemed at any time during the periods specified below, at the following Redemption Prices (expressed as a percentage of principal amount at Stated Maturity), together, in each case, with accrued and unpaid interest to the Redemption Date:

                      Applicable Period                                   Percentage
                      -----------------                                   ----------
         Issue Date through and including
         December 31, 2004                                                  103.00%

         January 1, 2005 through and including
         December 31, 2005                                                  102.00%

         January 1, 2006 through and including
         December 31, 2006                                                  101.00%

         and thereafter                                                     100.00%

          6. REDEMPTION UPON CHANGE OF CONTROL. In the event of a Change of Control, the Obligor will, to the extent of funds legally available therefore and subject to the prior payment in full of all other obligations (including, without limitation, Senior Debt) that are then due or become due as a result of such Change of Control make an offer to redeem (the "Change Of Control Offer") all of the Notes then Outstanding at a purchase price in cash equal to the then applicable Redemption Price, plus accrued and unpaid interest thereon, to the date of redemption. Within 30 days following the occurrence of any Change of Control, notice by first-class mail, postage prepaid, shall be given to each Holder to be redeemed at his or her last address as the same appears on the Securities Register. Such notice shall state: (i) that a Change of Control has occurred and that the Holders have the right to require the Obligor to redeem all or a portion of their Notes at a purchase price in cash equal to the Redemption Price which would then be applicable if such redemption was being effected pursuant to Section 10.05 of the Indenture (the "Change of Control Redemption Price") to the date of purchase (the "Change of Control Purchase Date"), which shall be a Business Day, specified in such notice, that is not earlier than 30 days or later than 60 days from the date such notice is mailed;
(ii) that payment will be made upon presentation and surrender of the Notes;
(iii) that accrued and unpaid interest thereon to the Change of Control Purchase Date will be paid; (iv) that on and after the

Change of Control Purchase Date, interest will cease to accrue on such Notes so redeemed; and (v) such other information as is specified in Sections 10.01 through 10.04 of the Indenture.

          Any notice of a Change of Control Offer which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. On or after the date fixed for redemption as stated in such notice of a Change of Control Offer, each Holder electing to accept such Change of Control Offer shall surrender the Notes to the Obligor at the place designated in such notice and shall thereupon be entitled to receive payment of the Change of Control Redemption Price. If the Holder elects to have redeemed less than the entire principal amount represented by any such Notes, a new Note shall be issued representing the portion of the principal amount not so redeemed.

          7. MANDATORY REDEMPTION. Except as provided in the immediately succeeding sentence, the Obligor shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes. The Notes are subject to redemption, by lot, in an amount equal to one-eighth (1/8th) of the aggregate principal amount of the Notes Outstanding, without premium, on each of the following dates:

                            MANDATORY REDEMPTION DATE

                                June 30, 2007
                                December 31, 2007
                                June 30, 2008
                                December 31, 2008
                                June 30, 2009
                                December 31, 2009
                                June 30, 2010
                                December 31, 2010

          8. NOTICE OF REDEMPTION. Notice of redemption shall be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder whose Notes are to be redeemed at its registered address.

          9. DENOMINATIONS, TRANSFER, EXCHANGE. (a) The Notes are in registered form without coupons in minimum denominations of $50.00 and integral multiples of $50.00 in excess thereof. The transfer of Notes maybe registered and Notes may be exchanged only as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Obligor may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Obligor need not exchange or register the transfer of any Note called for redemption. Also, the Obligor need not exchange or register the transfer of any Notes for a period of 15 days before the mailing of a notice of redemption.

          10. PERSONS DEEMED OWNERS. Except as provided in the Indenture, the registered Holder of a Note on the Registrar's books may be treated as its owner for all purposes under the Indenture.

          11. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Obligor and the rights of the Holders of the Notes under the Indenture at any time by the Obligor and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Notes affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

          12. DEFAULTS AND REMEDIES. The Indenture provides that each of the following events constitutes an Event of Default with respect to this Note on and after the Issue Date: (A) failure to make any payment of principal when due (whether at maturity, upon redemption or otherwise) on the Notes; (B) failure to make any payment of interest when due on the Notes, which failure is not cured within 30 days; (C) failure of the Obligor to observe or perform any of its other covenants or warranties under the Indenture for the benefit of the holders of the Notes, which failure is not cured within 90 days after notice is given as specified in the Indenture; and (D) certain events of bankruptcy, insolvency, or reorganization of the Obligor.

          If an Event of Default with respect to the Notes shall occur and be continuing, the principal amount hereof may be declared due and payable in the manner and with the effect provided in the Indenture.

          13. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

          14. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          15. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Obligor has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          16. GOVERNING LAW. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Obligor. The agent may substitute another to act for him.


________________________________________________________________________________


Date:                             Your Signature:
     -----------------------                     -------------------------------

                                  (Sign exactly as your name appears on the face of this Note)

                                  Tax Identification No:________________________

                                  SIGNATURE GUARANTEE:


                                  ----------------------------------------------
                                  Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.